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                                                                   EXHIBIT 10.16

                              SAN BERNARDINO COUNTY
                             REGIONAL PARKS DIVISION
                           RENAISSANCE PLEASURE FAIRE
                          SEVENTH AMENDMENT OF LICENSE

This amendment of license ("Amendment") is made between the County of San Bernardino, hereinafter referred to as "COUNTY", whose address is 777 E. Rialto Avenue, San Bernardino, CA 92415-0763, and RENAISSANCE ENTERTAINMENT CORPORATION, a Colorado corporation hereinafter referred to as "RENAIISSANCE ENTERTAINMENT CORPORATION" or as "LICENSEE", whose address for the purposes of this Amendment is 275 Century Circle, Suite 102, Louisville, CO 80027.

1. RECITALS: This seventh Amendment is made with reference to the following facts and objectives:

     COUNTY, as licensor and the LIVING HISTORY CENTRE, a California not-for-profit Corporation, hereinafter referred to as the "LIVING HISTORY CENTRE", whose address is P.O. Box B, Novato, CA 94948, as licensee, entered into a written license, COUNTY Contract No. 90-118, dated January 22, 1990 (the "LICENSE), in which COUNTY licensed to the LIVING HISTORY CENTRE a portion ("Use Area") of Glen Helen Regional Park ("Park") located in the County of San Bernardino, California, as described in Exhibit "B" attached to the LICENSE and made a part thereof, to hold a living history celebration called the "Renaissance Pleasure Faire" (the "FAIRE"). The LICENSE was amended on September 30, 1991 by Contract Amendment No. 90-118 A-1, on October 19, 1992 by Contract Amendment No. 90-118 A-2, on January 24, 1995 by Contract Amendment No. 90-118 A-3, on June 11, 1996 by Contract Amendment No. 90-118 A-4, on January 27, 1998 by Contract Amendment No. 90-118 A-5, and again on February 23, 1999 by Contract Amendment No. 90-118 A-6. The amendment of January 24, 1995, Contract Amendment No. 90-118 A-3 also provided for the first assignment of the LICENSE, from the LIVING HISTORY CENTRE to RENAISSANCE PLEASURE FAIRES. The amendment of June 11, 1996, Contract Amendment No. 90-118 A-4 also provided for the assignment of the LICENSE, from the RENAISSANCE PLEASURE FAIRES to the RENAISSANCE ENTERTAINMENT CORPORATION.

2.   AMENDMENTS TO LICENSE:

     a) The parties agree that the LICENSE is extended for an additional one year term in 2000, consisting of eight (8) weekends, commencing the weekend of May 6 and 7, 2000 through and including June 24 and 25, 2000, and Memorial Day (all open to the general public), and May 19 (school day, not open to he general public). Notwithstanding anything in this LICENSE to the contrary. LICENSEE shall NOT have any option to extend the term of the LICENSE for an additional weekend even if the FAIRE is officially closed due to rain or other good cause on or before noon of any day.

     b) In Paragraph 1, TERM OF LICENSE, Subparagraph C, SET UP, ADD a reference for LICENSEE being allowed access to the Use Area for set up on February 21, 2000. In preparation for taking possession on February 21: Set up of power poles and lines may begin on February 16, 2000, within the same guidelines established in the installation process in 1997; access to upper Lot 3 and administration building may begin on February 16, 2000.
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     c)   In paragraph 1, TERM OF LICENSE, Subparagraph D, TAKE DOWN, ADD a
          reference for LICENSEE being allowed access to the Use Area for take down no later that Friday, July 7, 2000.

     d) In paragraph 2, USE AREA, Subparagraph A, DELETE exiting Exhibit B and SUBSTITUTE the attached as a new Exhibit B identifying the Use Area, subject to the provisions of this Amendment.

     e) In Paragraph 3, USE FEE, Subparagraph B, Additional Terms, ADD a reference for 2000 or year 11-4.00% of gross revenues, with a guaranteed minimum of $150,000 on use fees paid to COUNTY.

     f) ADD the following as a new subparagraph 3.E (2). To Paragraph 3, USE FEE, subparagraph E, DAMAGES/CLEAN UP DEPOSIT:

               (2) The damage and clean up deposit for the 2000 FAIRE shall be fifteen thousand dollars ($15,000).

     g) In paragraph 3, USE FEE, Subparagraph F, METHOD AND TIME OF PAYMENT, Subparagraph F(2) ADDITIONAL TERMS, ADD a payment schedule for 2000 as follows:

               Wednesday, May 17, 2000         $50,000
               Wednesday, May 31, 2000         $50,000
               Wednesday, June 21, 2000        $50,000
               December 6, 2000                Remainder of balance of 4.00% of gross


     h) In paragraph 3, USE FEE, Subparagraph H, ACCOUNTING REPORT, ADD a reference to submit the financial statement for 2000 on September 8, 2000.

     i) In paragraph 5, WALK-THROUGH, Subparagraph A, PRE-FAIRE INSPECTION, ADD the date of Monday, February 21, 2000.

     j) In paragraph 5, WALK-THROUGH, Subparagraph B, PUBLIC USE AREA TRASH, LITTER, EQUIPMENT REMOVAL INSPECTION, ADD the date of Thursday, July 6, 2000.

     k) In paragraph 5, WALK-THROUGH, Subparagraph B, USE AREA TRASH, LITTER, EQUIPMENT REMOVAL AND GROUNDS RESTORATION INSPECTION, ADD the date of July 31, 2000. Additionally in the event the Use Area is not completely restored by the July 31, 2000 walk-through; the LICENSEE shall pay COUNTY Fifty Dollars ($50.00) per day until such restoration is complete.

     l) In paragraph 14, INSURANCE AND INDEMNIFICATION, Subparagraph B, ADD the date of Thursday, February 3, 2000 to the list of dates in the second sentence.

     m) CHANGE that portion of subparagraph 22.A (1) OFF SEASON STORAGE, which now reads "...no later than March 31,2000." to read"...no later than August 31, 2000."
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     n)   Paragraph 25, NONCOMPETITION AND SCHEDULING OF OTHER EVENTS,
          Subparagraph A, that portion of the second sentence stating "...until December 31, 1999..." SHALL BE REVISED TO READ "...until December 31,
          2000...."

     o) Paragraph 25, NONCOMPETITIION AND SCHEDULING OF OTHER EVENTS, Subparagraph B, that portion of the last sentence stating "...after January 1, 2000..." SHALL BE REVISED TO READ "...after January 1, 2001..."

     p)   DELETE Subparagraph 26A(2.)(A)(4.) in its entirety.

3. Except as modified by this agreement, all provisions of Contract No. 90-118, including amendment A-1 through A-6; remain in full force and effect.

4.   This amendment shall be effective when approved by both parties.

IN WITNESS WHEREOF, the parties hereto have caused their respective names to be hereunto subscribed by their respective proper officer hereto duly authorized.


COUNTY OF SAN BERNARDINO               RENAISSANCE ENTERTAINMENT CORPORATION


By:                                    By:
   ---------------------------            ---------------------------
   John D. Mikels, Chairman            Title:
   Board of Supervisors                      ------------------------

Date:                                  Date:
     -------------------------              -------------------------


Signed and certified that a copy of this document has been delivered to the Chairman of the Board by Earlene Sproat
Clerk of the Board of Supervisors of the County of San Bernardino


By:
   ---------------------------

Date:
     -------------------------


APPROVED AS TO LEGAL FORM
ALAN K. MARKS, County Counsel


By:
   ---------------------------
   Fiona Luke, Deputy

Date:
     -------------------------